EXHIBIT 23.1
                                                             ------------







                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 29, 1999, included or incoporated by reference in NorthWestern Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.





                                       /s/ Arthur Andersen LLP
                                           ------------------------------
                                           ARTHUR ANDERSEN LLP





   Minneapolis, Minnesota
      June 16, 1999